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                                                                    Exhibit 99.5
                                                                         Page 11


 CASE NAME:  Aerovox, Inc.        INCOME STATEMENT                    FORM OPR-5
 CASE NUMBER:01-14680 jnf         FOR MONTH ENDED:

                                October 27,    December 1,   December 29,    January 26,   February 23,      FILING
                                   2001           2001          2001             2002          2002          TO DATE
                               ----------      ----------    ------------    -----------   -----------     -----------
NET REVENUE (INCOME)           $4,074,181     $ 5,275,190     $3,615,244    $ 4,348,787     $4,393,907     $41,409,427
                               ----------     -----------     ----------    -----------     ----------     -----------
COST OF GOODS SOLD:
   Materials                    2,259,541       3,098,513      2,042,127      2,604,864      2,815,366      24,176,230
                               ----------     -----------     ----------    -----------     ----------     -----------
   Labor                          401,038         457,118        317,440        360,765        490,911       3,892,304
                               ----------     -----------     ----------    -----------     ----------     -----------
   Manufacturing Overhead         799,875         977,402        680,790        811,011      1,026,348       8,168,398
                               ----------     -----------     ----------    -----------     ----------     -----------
    COST OF GOODS SOLD AT
    STANDARD                    3,460,454       4,533,033      3,040,357      3,776,640      4,332,625      36,236,932
                               ----------     -----------     ----------    -----------     ----------     -----------
   Variances
   (favorable)/unfavorable        206,297         448,862       (238,579)       134,480       (342,343)        266,918
                               ----------     -----------     ----------    -----------     ----------     -----------
    ACTUAL COST OF GOODS SOLD   3,666,752       4,981,895      2,801,778      3,911,119      3,990,282      36,503,850
                               ----------     -----------     ----------    -----------     ----------     -----------
GROSS PROFIT                      407,429         293,295        813,466        437,668        403,625       4,905,577
                               ----------     -----------     ----------    -----------     ----------     -----------
OPERATING EXPENSES:
   Selling and Marketing          125,026         161,382        122,768        119,104        134,513       1,095,660
                               ----------     -----------     ----------    -----------     ----------     -----------
   R & D and Product Services      72,174          95,950         80,489         83,704         79,004         788,427
                               ----------     -----------     ----------    -----------     ----------     -----------
   General and Administrative     515,360         574,064        391,403        350,358        333,907       3,231,526
                               ----------     -----------     ----------    -----------     ----------     -----------
    TOTAL OPERATING EXPENSES      712,559         831,396        594,660        553,166        547,424       5,115,613
                               ----------     -----------     ----------    -----------     ----------     -----------
INCOME BEFORE INTEREST,
DEPRECIATION, TAXES,
OR EXTRAORDINARY EXPENSES        (305,130)       (538,101)       218,805       (115,498)      (143,798)       (210,036)
                               ----------     -----------     ----------    -----------     ----------     -----------
INTEREST EXPENSE                  165,396         167,026        162,683        141,470        144,052       1,385,940
                               ----------     -----------     ----------    -----------     ----------     -----------
DEPRECIATION                      285,386         292,399        283,689        286,545        267,909       2,534,918
                               ----------     -----------     ----------    -----------     ----------     -----------
INCOME TAX EXPENSE (BENEFIT)            0               0        (61,536)             0              0          15,626
                               ----------     -----------     ----------    -----------     ----------     -----------
OTHER INCOME (EXPENSE)           (132,499)        (13,198)      (131,548)      (568,939)        29,160      (1,842,633)
                               ----------     -----------     ----------    -----------     ----------     -----------
    NET INCOME (LOSS)          $ (888,411)    $(1,010,724)    $ (297,579)   $(1,112,452)    $ (526,599)    $(5,989,152)
                               ==========     ===========     ==========    ===========     ==========     ============
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